CALIFORNIA ASSOCIATION OF REALTORS®

VACANT LAND PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

(C.A.R. Form VLPA, Revised 4/10)

Date *January 22, 2011* ,

1. **OFFER:**
   A. **THIS IS AN OFFER FROM** *Coronus Energy Corp.,* ("Buyer").
   B. **THE REAL PROPERTY TO BE ACQUIRED** is described as *Vacant Land - Old Chisholm Trail* , Assessor's Parcel No(s). *0620-241-48* , situated in *Twentynine Palms* , County of *San Bernardino* , California, ("Property").
   C. **THE PURCHASE PRICE** offered is *Forty Thousand* (Dollars $ *40,000.00*).
   D. **CLOSE OF ESCROW** shall occur on *March 9, 2011* (date) (or ☐ ______ **Days** After Acceptance).
2. **AGENCY:**
   A. **POTENTIALLY COMPETING BUYERS AND SELLERS:** Buyer and Seller each acknowledge receipt of a disclosure of the possibility of multiple representation by the Broker representing that principal. This disclosure may be part of a listing agreement, buyer representation agreement or separate document (C.A.R. Form DA). Buyer understands that Broker representing Buyer may also represent other potential buyers, who may consider, make offers on or ultimately acquire the Property. Seller understands that Broker representing Seller may also represent other sellers with competing properties of interest to this Buyer.
   B. **CONFIRMATION:** The following agency relationships are hereby confirmed for this transaction:
   Listing Agent *Sharon Rose Realty - Sharon Rose* (Print Firm Name) is the agent of (check one): ☐ the Seller exclusively; or ☒ both the Buyer and Seller.
   Selling Agent *Sharon Rose Realty - Sharon Rose* (Print Firm Name) (if not the same as the Listing Agent) is the agent of (check one): ☐ the Buyer exclusively; or ☐ the Seller exclusively; or ☐ both the Buyer and Seller.
   Real Estate Brokers are not parties to the Agreement between Buyer and Seller.
3. **FINANCE TERMS:** Buyer represents that funds will be good when deposited with Escrow Holder.
   A. **INITIAL DEPOSIT:** Deposit shall be in the amount of .... $ *1,000.00*
   (1) Buyer shall deliver deposit directly to Escrow Holder by personal check, ☐ electronic funds transfer, ☐ Other ______ within 3 business days after acceptance (or ☐ Other ______);
   OR (2) (If checked) ☐ Buyer has given the deposit by personal check (or ☐ ______) to the agent submitting the offer (or to ☐ ______), made payable to ______ . The deposit shall be held uncashed until Acceptance and then deposited with Escrow Holder (or ☐ into Broker's trust account) within 3 business days after Acceptance (or ☐ Other ______).
   B. **INCREASED DEPOSIT:** Buyer shall deposit with Escrow Holder an increased deposit in the amount of ..... $ ______ within ______ Days After Acceptance, or ☐ ______ .
   C. **LOAN(S)**
   (1) FIRST LOAN in the amount of .... $ *32,000.00*
   This loan will be conventional financing or, if checked, ☐ FHA, ☐ VA, ☒ Seller (C.A.R. Form SFA), ☐ assumed financing (C.A.R. Form PAA), ☐ Other ______ . This loan shall be at a fixed rate not to exceed *6.500* % or, ☐ an adjustable rate loan with initial rate not to exceed ______ %. Regardless of the type of loan, Buyer shall pay points not to exceed ______ % of the loan amount.
   (2) ☐ **SECOND LOAN** in the amount of .... $ ______
   This loan will be conventional financing or, if checked, ☐ Seller (C.A.R. Form SFA), ☐ assumed financing (C.A.R. Form PAA), ☐ Other ______ . This loan shall be at a fixed rate not to exceed ______ % or, ☐ an adjustable rate loan with initial rate not to exceed ______ %. Regardless of the type of loan, Buyer shall pay points not to exceed ______ % of the loan amount.
   D. **ADDITIONAL FINANCING TERMS:** *Owner will carry for two years interest only loan @ 6.5% Balloon payment due two years after closing date.* $ ______
   E. **BALANCE OF PURCHASE PRICE OR DOWN PAYMENT** in the amount of .... $ *7,000.00* to be deposited with Escrow Holder within sufficient time to close escrow.
   F. **PURCHASE PRICE (TOTAL):** .... $ *40,000.00*

Buyer's Initials ([initials]) (______) Seller's Initials (______) (______)

Reviewed by ______ Date ______

EQUAL HOUSING OPPORTUNITY

G. **VERIFICATION OF DOWN PAYMENT AND CLOSING COSTS:** Buyer (or Buyer's lender or loan broker pursuant to 3H(1)) shall, within **7 (or ☐ ________) Days** After Acceptance, Deliver to Seller written verification of Buyer's down payment and closing costs. (If checked, ☐ verification attached.)

H. **LOAN TERMS:**

(1) LOAN APPLICATIONS: Within **7 (or ☐ ________) Days** After Acceptance, Buyer shall Deliver to Seller a letter from lender or loan broker stating that, based on a review of Buyer's written application and credit report, Buyer is prequalified or preapproved for any NEW loan specified in 3C above. (If checked ☐ letter attached.)

(2) LOAN CONTINGENCY: Buyer shall act diligently and in good faith to obtain the designated loan(s). Obtaining the loan(s) specified above **is a contingency** of this Agreement unless otherwise agreed in writing. Buyer's contractual obligations to obtain and provide deposit, balance of down payment and closing costs **are not contingencies** of this Agreement.

(3) LOAN CONTINGENCY REMOVAL:

(i) Within **17 (or ☐ ________) Days** After Acceptance, Buyer shall, as specified in paragraph 19, in writing remove the loan contingency or cancel this Agreement;

OR (ii) if checked) ☐ the loan contingency shall remain in effect until the designated loans are funded.

(4) ☐ **NO LOAN CONTINGENCY** (If checked): Obtaining any loan specified above is NOT a contingency of this Agreement. If Buyer does not obtain the loan and as a result Buyer does not purchase the Property, Seller may be entitled to Buyer's deposit or other legal remedies.

I. **APPRAISAL CONTINGENCY AND REMOVAL:** This Agreement is (**OR**, if checked, ☐ is NOT) contingent upon a written appraisal of the Property by a licensed or certified appraiser at no less than the specified purchase price. If there is a loan contingency, Buyer's removal of the loan contingency shall be deemed removal of this appraisal contingency (**or,** ☐ if checked, Buyer shall, as specified in paragraph 19B(3), in writing remove the appraisal contingency or cancel this Agreement within **17 (or** ☐ ________ **) Days** After Acceptance). If there is no loan contingency, Buyer shall, as specified in paragraph 19B(3), in writing remove the appraisal contingency or cancel this Agreement within **17 (or** ☐ ________ **) Days** After Acceptance.

J. ☐ **ALL CASH OFFER** (If checked): Buyer shall, within **7 (or ☐ ________) Days** After Acceptance, Deliver to Seller written verification of sufficient funds to close this transaction. (If checked ☐ verification attached.)

K. **BUYER STATED FINANCING:** Seller has relied on Buyer's representation of the type of financing specified (including but not limited to, as applicable, amount of down payment, contingent or non contingent loan, or all cash). If Buyer seeks alternate financing, **(i)** Seller has no obligation to cooperate with Buyer's efforts to obtain such financing, and **(ii)** Buyer shall also pursue the financing method specified in this Agreement. Buyer's failure to secure alternate financing does not excuse Buyer from the obligation to purchase the Property and close escrow as specified in this Agreement.

L. **SELLER FINANCING:** The following terms (or ☐ (if checked) the terms specified in the attached Seller Financing Addendum (C.A.R. Form SFA) apply ONLY to financing extended by Seller under this Agreement.

(1) BUYER'S CREDIT-WORTHINESS: Buyer authorizes Seller and/or Brokers to obtain, at Buyer's expense, a copy of Buyer's credit report. Within **7 (or ☐ ________) Days** After Acceptance, Buyer shall provide any supporting documentation reasonably requested by Seller.

(2) TERMS: Buyer's promissory note, deed of trust and other documents as appropriate shall incorporate and implement the following additional terms: **(i)** the maximum interest rate specified in paragraph 3C shall be the actual fixed interest rate for Seller financing; **(ii)** deed of trust shall contain a REQUEST FOR NOTICE OF DEFAULT on senior loans; **(iii)** Buyer shall sign and pay for a REQUEST FOR NOTICE OF DELINQUENCY prior to Close Of Escrow and at any future time if requested by Seller; **(iv)** note and deed of trust shall contain an acceleration clause making the loan due, when permitted by law and at Seller's option, upon the sale or transfer of the Property or any interest in it; **(v)** note shall contain a late charge of 6% of the installment due (or ☐ ________) if the installment is not received within 10 days of the date due; **(vi)** title insurance coverage in the form of a joint protection policy shall be provided insuring Seller's deed of trust interest in the Property (any increased cost over owner's policy shall be paid by Buyer); and **(vii)** tax service shall be obtained and paid for by Buyer to notify Seller if property taxes have not been paid.

(3) ADDED, DELETED OR SUBSTITUTED BUYERS: The addition, deletion or substitution of any person or entity under this Agreement or to title prior to Close Of Escrow shall require Seller's written consent. Seller may grant or withhold consent in Seller's sole discretion. Any additional or substituted person or entity shall, if requested by Seller, submit to Seller the same documentation as required for the original named Buyer. Seller and/or Brokers may obtain a credit report, at Buyer's expense, on any such person or entity.

M. **ASSUMED OR "SUBJECT TO" FINANCING:** Seller represents that Seller is not delinquent on any payments due on any loans. Seller shall, within the time specified in paragraph 19, provide Copies of all applicable notes and deeds of trust, loan balances and current interest rates to Buyer. Buyer shall then, as specified in paragraph 19B(3), remove this contingency or cancel this Agreement. Differences between estimated and actual loan balances shall be adjusted at Close Of Escrow by cash down payment. Impound accounts, if any, shall be assigned and charged to Buyer and credited to Seller. Seller is advised that Buyer's assumption of an existing loan may not release Seller from liability on that loan. If this is an assumption of a VA Loan, the sale is contingent upon Seller being provided a release of liability and substitution of eligibility, unless otherwise agreed in writing. If the Property is acquired subject to an existing loan, Buyer and Seller are advised to consult with legal counsel regarding the ability of an existing lender to call the loan due, and the consequences thereof.

4. **ALLOCATION OF COSTS** (If checked): Unless otherwise specified in writing, **this paragraph** only determines who is to pay for the inspection, test or service ("Report") mentioned; it **does not determine who is to pay for any work recommended or identified in the Report.**

A. **INSPECTIONS AND REPORTS:**

(1) ☐ Buyer ☐ Seller shall pay to have existing septic or private sewage disposal system, if any, inspected ________________________________.

(2) ☐ Buyer ☐ Seller shall pay for costs of testing to determine the suitability of soil for sewage disposal ________________________________.

(3) ☐ Buyer ☐ Seller shall pay to have existing wells, if any, tested for water potability and productivity ________________________________.

Buyer's Initials (*[initials]*) (________) Seller's Initials (________) (________)

Reviewed by ________ Date ________

(4) ☐ Buyer ☐ Seller shall pay to have Property corners identified ______ .

(5) ☐ Buyer ☒ Seller shall pay for a natural hazard zone disclosure report prepared by *Escrow to order & distribute for signatures* .

(6) ☐ Buyer ☐ Seller shall pay for the following inspection or report ______ .

(7) ☐ Buyer ☐ Seller shall pay for the following inspection or report ______ .

B. ESCROW AND TITLE:

(1) ☒ Buyer ☒ Seller shall pay escrow fee *Each to pay their own portion* .
Escrow Holder shall be *Fidelity Escrow - Sue Ginter* .

(2) ☐ Buyer ☒ Seller shall pay for **owner's** title insurance policy specified in paragraph 15E ______ .
Owner's title policy to be issued by *Fidelity Title - Vicki Bishop* .
(Buyer shall pay for any title insurance policy insuring Buyer's **Lender**, unless otherwise agreed in writing.)

C. OTHER COSTS:

(1) ☐ Buyer ☒ Seller shall pay County transfer tax or transfer fee ______ .

(2) ☐ Buyer ☐ Seller shall pay City transfer tax or transfer fee ______ .

(3) ☐ Buyer ☐ Seller shall pay Homeowners' Association ("HOA") transfer fees ______ .

(4) ☐ Buyer ☐ Seller shall pay HOA document preparation fees ______ .

(5) ☐ Buyer ☐ Seller shall pay for ______ .

(6) ☐ Buyer ☐ Seller shall pay for ______ .

5. POSSESSION AND KEYS: Possession shall be delivered to Buyer at 5PM or ______ ☐ AM ☐ PM, ☐ on the date of Close Of Escrow; ☐ on ______ ; or ☐ no later than ______ **Days** After Close Of Escrow. The Property shall be unoccupied, unless otherwise agreed in writing. Seller shall provide keys and/or means to operate all Property locks. If Property is located in a common interest subdivision, Buyer may be required to pay a deposit to the Homeowners' Association ("HOA") to obtain keys to accessible HOA facilities.

6. STATUTORY DISCLOSURES AND CANCELLATION RIGHTS:

A. NATURAL AND ENVIRONMENTAL HAZARDS: Seller shall, within the time specified in paragraph 19, deliver to Buyer if required by Law: **(i)** earthquake guides (and questionnaire) and environmental hazards booklet; **(ii)** disclose if the Property is located in a Special Flood Hazard Area; Potential Flooding (Inundation) Area; Very High Fire Hazard Zone; State Fire Responsibility Area; Earthquake Fault Zone; Seismic Hazard Zone; and **(iii)** disclose any other zone as required by Law and provide any other information required for those zones.

B. WITHHOLDING TAXES: Within the time specified in paragraph 19A, to avoid required withholding, Seller shall Deliver to Buyer or qualified substitute, an affidavit sufficient to comply with federal (FIRPTA) and California withholding Law (C.A.R. Form AS or QS).

C. MEGAN'S LAW DATABASE DISCLOSURE: Notice: Pursuant to Section 290.46 of the Penal Code, information about specified registered sex offenders is made available to the public via an Internet Web site maintained by the Department of Justice at www.meganslaw.ca.gov. Depending on an offender's criminal history, this information will include either the address at which the offender resides or the community of residence and ZIP Code in which he or she resides. (Neither Seller nor Brokers are required to check this website. If Buyer wants further information, Broker recommends that Buyer obtain information from this website during Buyer's inspection contingency period. Brokers do not have expertise in this area.

7. SELLER DOCUMENTATION AND ADDITIONAL DISCLOSURE:

A. Within the time specified in paragraph 19, if Seller has actual knowledge, Seller shall provide to Buyer, in writing, the following information:

(1) **LEGAL PROCEEDINGS:** Any lawsuits by or against Seller, threatening or affecting the Property, including any lawsuits alleging a defect or deficiency in the Property or common areas, or any known notices of abatement or citations filed or issued against the Property.
(2) **AGRICULTURAL USE:** Whether the Property is subject to restrictions for agricultural use pursuant to the Williamson Act (Government Code §§51200-51295).
(3) **DEED RESTRICTIONS:** Any deed restrictions or obligations.
(4) **FARM USE:** Whether the Property is in, or adjacent to, an area with Right to Farm rights (Civil Code §3482.5 and §3482.6).
(5) **ENDANGERED SPECIES:** Presence of endangered, threatened, 'candidate' species, or wetlands on the Property.
(6) **ENVIRONMENTAL HAZARDS:** Any substances, materials, or products that may be an environmental hazard including, but not limited to, asbestos, formaldehyde, radon gas, lead-based paint, fuel or chemical storage tanks, and contaminated soil or water on the Property.
(7) **COMMON WALLS:** Any features of the Property shared in common with adjoining landowners, such as walls, fences, roads, and driveways, and agriculture and domestic wells whose use or responsibility for maintenance may have an effect on the Property.
(8) **LANDLOCKED:** The absence of legal or physical access to the Property.
(9) **EASEMENTS/ENCROACHMENTS:** Any encroachments, easements or similar matters that may affect the Property.
(10) **SOIL FILL:** Any fill (compacted or otherwise), or abandoned mining operations on the Property.
(11) **SOIL PROBLEMS:** Any slippage, sliding, flooding, drainage, grading, or other soil problems.
(12) **EARTHQUAKE DAMAGE:** Major damage to the Property or any of the structures from fire, earthquake, floods, or landslides.
(13) **ZONING ISSUES:** Any zoning violations, non-conforming uses, or violations of "setback" requirements.
(14) **NEIGHBORHOOD PROBLEMS:** Any neighborhood noise problems, or other nuisances.

B. RENTAL AND SERVICE AGREEMENTS: Within the time specified in paragraph 19, Seller shall make available to Buyer for inspection and review, all current leases, rental agreements, service contracts and other related agreements, licenses, and permits pertaining to the operation or use of the Property.

C. ☐ **TENANT ESTOPPEL CERTIFICATES:** (If checked) Within the time specified in paragraph 19, Seller shall deliver to Buyer tenant estoppel certificates (C.A.R. Form TEC) completed by Seller or Seller's agent, and signed by tenants, acknowledging: **(i)** that tenants' rental or lease agreements are unmodified and in full force and effect (or if modified, stating all such modifications); **(ii)** that no lessor defaults exist; and **(iii)** stating the amount of any prepaid rent or security deposit.

D. MELLO-ROOS TAX; 1915 BOND ACT: Within the time specified in paragraph 19, Seller shall: (i) make a good faith effort to obtain a notice from any local agencies that levy a special tax or assessment on the Property (or, if allowed, substantially equivalent notice), pursuant to the Mello-Roos Community Facilities Act, and Improvement Bond Act of 1915, and (ii) promptly deliver to Buyer any such notice obtained.

Buyer's Initials ([initials]) (______) Seller's Initials (______) (______)

Reviewed by ______ Date ______

EQUAL HOUSING OPPORTUNITY

8. CONDOMINIUM/PLANNED UNIT DEVELOPMENT DISCLOSURES:

A. **SELLER HAS:** 7 (or ☐ ______) **Days** After Acceptance to disclose to Buyer whether the Property is a condominium, or is located in a planned development or other common interest subdivision (C.A.R. Form VLQ).

B. If the Property is a condominium, or located in a planned unit development or other common interest subdivision, Seller has **3** (or ☐ ______) **Days** After Acceptance to request from the HOA (C.A.R. Form HOA): **(i)** Copies of any documents required by Law; **(ii)** disclosure of any pending or anticipated claim or litigation by or against the HOA; **(iii)** a statement containing the location and number of designated parking and storage spaces; **(iv)** Copies of the most recent 12 months of HOA minutes for regular and special meetings; and **(v)** the names and contact information of all HOAs governing the Property (collectively, "CI Disclosures") and **(vi)** the following if Seller has actual knowledge: **(a)** any material defects in the condition of common area (such as pools, tennis courts, walkways or other areas co-owned in undivided interest with other); and **(b)** possible lack of compliance with HOA requirements. Seller shall itemize and Deliver to Buyer all CI Disclosures received from the HOA and any CI Disclosures in Seller's possession. Buyer's approval of CI Disclosures is a contingency of this Agreement as specified in paragraph 14B(3).

9. SUBSEQUENT DISCLOSURES: In the event Seller, prior to Close Of Escrow, becomes aware of adverse conditions materially affecting the Property, or any material inaccuracy in disclosures, information or representations previously provided to Buyer of which Buyer is otherwise unaware, Seller shall promptly provide a subsequent or amended disclosure or notice, in writing, covering those items. **However, a subsequent or amended disclosure shall not be required for conditions and material inaccuracies disclosed in reports ordered and paid for by Buyer.**

10. CHANGES DURING ESCROW:

A. Prior to Close Of Escrow, Seller may engage in the following acts, ("Proposed Changes"), subject to Buyer's rights in paragraph 19: **(i)** rent or lease any part of the premises; **(ii)** alter, modify or extend any existing rental or lease agreement; **(iii)** enter into, alter, modify or extend any service contract(s); or **(iv)** change the status of the condition of the Property.

B. At least 7 (or ☐ ______) **Days** prior to any Proposed Changes, Seller shall give written notice to Buyer of such Proposed Changes.

11. ITEMS INCLUDED AND EXCLUDED:

A. **NOTE TO BUYER AND SELLER:** Items listed as included or excluded in the MLS, flyers or marketing materials are **not** included in the purchase price or excluded from the sale unless specified in 11B or C.

B. **ITEMS INCLUDED IN SALE:**

(1) All EXISTING fixtures and fittings that are attached to the Property;

(2) The following items: *N/A*

(3) Seller represents that all items included in the purchase price, unless otherwise specified, are owned by Seller.

(4) All items included shall be transferred free of liens and without Seller warranty.

C. **ITEMS EXCLUDED FROM SALE:** *N/A*

12. CONDITION OF PROPERTY: Unless otherwise agreed: **(i) the Property is sold (a) in its PRESENT physical ("as-is") condition as of the date of Acceptance and (b) subject to Buyer Investigation rights;** **(ii)** the Property is to be maintained in substantially the same condition as of the date of Acceptance and **(iii)** ☐ (If checked) All debris and personal property not included in the sale shall be removed by Seller by Close Of Escrow.

A. SELLER SHALL, within the time specified in paragraph 19, DISCLOSE KNOWN MATERIAL FACTS AND DEFECTS AFFECTING THE PROPERTY AND MAKE ALL OTHER DISCLOSURES REQUIRED BY LAW.

B. Buyer has the right to inspect the Property and, as specified in paragraph 19B, based upon information discovered in those inspections: (i) cancel this Agreement; or (ii) request that Seller make Repairs or take other action.

C. **Buyer is strongly advised to conduct investigations of the entire Property in order to determine its present condition. Seller may not be aware of all defects affecting the Property or other factors that Buyer considers important. Property improvements may not be built according to code, in compliance with current Law, or have had permits issued.**

13. BUYER'S INVESTIGATION OF PROPERTY AND MATTERS AFFECTING PROPERTY:

A. Buyer's acceptance of the condition of, and any other matter affecting the Property, is a contingency of this Agreement as specified in this paragraph and paragraph 19B. Within the time specified in paragraph 19B(1), Buyer shall have the right, at Buyer's expense unless otherwise agreed, to conduct inspections, investigations, tests, surveys and other studies ("Buyer Investigations"), including, but not limited to, the right to: **(i)** inspect for lead-based paint and other lead-based paint hazards; **(ii)** inspect for wood destroying pests and organisms; **(iii)** review the registered sex offender database; **(iv)** confirm the insurability of Buyer and the Property; and **(v)** satisfy Buyer as to any matter specified in the attached Buyer's Inspection Advisory (C.A.R. Form BIA). Without Seller's prior written consent, Buyer shall neither make nor cause to be made: **(i)** invasive or destructive Buyer Investigations; or **(ii)** inspections by any governmental building or zoning inspector or government employee, unless required by Law.

B. Seller shall make the Property available for all Buyer Investigations. Buyer shall **(i)** as specified in paragraph 19B, complete Buyer Investigations and, either remove the contingency or cancel this Agreement, and **(ii)** give Seller, at no cost, complete Copies of all Investigation reports obtained by Buyer, which obligation shall survive the termination of this Agreement.

C. **Buyer indemnity and Seller protection for entry upon property:** Buyer shall: **(i)** keep the Property free and clear of liens; **(ii)** repair all damage arising from Buyer Investigations; and **(iii)** indemnify and hold Seller harmless from all resulting liability, claims, demands, damages and costs of Buyer's Investigations. Buyer shall carry, or Buyer shall require anyone acting on Buyer's behalf to carry, policies of liability, workers' compensation and other applicable insurance, defending and protecting Seller from liability for any injuries to persons or property occurring during any Buyer Investigations or work done on the Property at Buyer's direction prior to Close Of Escrow. Seller is advised that certain protections may be afforded Seller by recording a "Notice of Non-responsibility" (C.A.R. Form NNR) for Buyer Investigations and work done on the Property at Buyer's direction. Buyer's obligations under this paragraph shall survive the termination or cancellation of this Agreement and Close Of Escrow.

Buyer's Initials ([initials]) (______) Seller's Initials (______) (______)

Reviewed by ______ Date ______

BUYER IS STRONGLY ADVISED TO INVESTIGATE THE CONDITION AND SUITABILITY OF ALL ASPECTS OF THE PROPERTY AND ALL MATTERS AFFECTING THE VALUE OR DESIRABILITY OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE ITEMS SPECIFIED BELOW. IF BUYER DOES NOT EXERCISE THESE RIGHTS, BUYER IS ACTING AGAINST THE ADVICE OF BROKERS. BUYER UNDERSTANDS THAT ALTHOUGH CONDITIONS ARE OFTEN DIFFICULT TO LOCATE AND DISCOVER, ALL REAL PROPERTY CONTAINS CONDITIONS THAT ARE NOT READILY APPARENT AND THAT MAY AFFECT THE VALUE OR DESIRABILITY OF THE PROPERTY. BUYER AND SELLER ARE AWARE THAT BROKERS DO NOT GUARANTEE, AND IN NO WAY ASSUME RESPONSIBILITY FOR, THE CONDITION OF THE PROPERTY. BROKERS HAVE NOT AND WILL NOT VERIFY ANY OF THE ITEMS IN THIS PARAGRAPH 13, UNLESS OTHERWISE AGREED IN WRITING.

E. **SIZE, LINES, ACCESS AND BOUNDARIES:** Lot size, property lines, legal or physical access and boundaries including features of the Property shared in common with adjoining landowners, such as walls, fences, roads and driveways, whose use or responsibility for maintenance may have an effect on the Property and any encroachments, easements or similar matters that may affect the Property. (Fences, hedges, walls and other natural or constructed barriers or markers do not necessarily identify true Property boundaries. Property lines may be verified by survey.) (Unless otherwise specified in writing, any numerical statements by Brokers regarding lot size are APPROXIMATIONS ONLY, which have not been and will not be verified, and should not be relied upon by Buyer.)

F. **ZONING AND LAND USE:** Past, present, or proposed laws, ordinances, referendums, initiatives, votes, applications and permits affecting the current use of the Property, future development, zoning, building, size, governmental permits and inspections. Any zoning violations, non-conforming uses, or violations of "setback" requirements. (Buyer should also investigate whether these matters affect Buyer's intended use of the Property.)

G. **UTILITIES AND SERVICES:** Availability, costs, restrictions and location of utilities and services, including but not limited to, sewerage, sanitation, septic and leach lines, water, electricity, gas, telephone, cable TV and drainage.

H. **ENVIRONMENTAL HAZARDS:** Potential environmental hazards, including, but not limited to, asbestos, lead-based paint and other lead contamination, radon, methane, other gases, fuel, oil or chemical storage tanks, contaminated soil or water, hazardous waste, waste disposal sites, electromagnetic fields, nuclear sources, and other substances, including mold (airborne, toxic or otherwise), fungus or similar contaminant, materials, products or conditions.

I. **GEOLOGIC CONDITIONS:** Geologic/seismic conditions, soil and terrain stability, suitability and drainage including any slippage, sliding, flooding, drainage, grading, fill (compacted or otherwise), or other soil problems.

J. **NATURAL HAZARD ZONE:** Special Flood Hazard Areas, Potential Flooding (Inundation) Areas, Very High Fire Hazard Zones, State Fire Responsibility Areas, Earthquake Fault Zones, Seismic Hazard Zones, or any other zone for which disclosure is required by Law.

K. **PROPERTY DAMAGE:** Major damage to the Property or any of the structures or non-structural systems and components and any personal property included in the sale from fire, earthquake, floods, landslides or other causes.

L. **NEIGHBORHOOD, AREA AND PROPERTY CONDITIONS:** Neighborhood or area conditions, including Agricultural Use Restrictions pursuant to the Williamson Act (Government Code §§51200-51295), Right To Farm Laws (Civil Code §3482.5 and §3482.6), schools, proximity and adequacy of law enforcement, crime statistics, the proximity of registered felons or offenders, fire protection, other government services, availability, adequacy and cost of any speed-wired, wireless internet connections or other telecommunications or other technology services and installations, proximity to commercial, industrial or agricultural activities, existing and proposed transportation, construction and development that may affect noise, view, or traffic, airport noise, noise or odor from any source, abandoned mining operations on the Property, wild and domestic animals, other nuisances, hazards, or circumstances, protected species, wetland properties, botanical diseases, historic or other governmentally protected sites or improvements, cemeteries, facilities and condition of common areas of common interest subdivisions, and possible lack of compliance with any governing documents or Homeowners' Association requirements, conditions and influences of significance to certain cultures and/or religions, and personal needs, requirements and preferences of Buyer.

M. **COMMON INTEREST SUBDIVISIONS: OWNER ASSOCIATIONS:** Facilities and condition of common areas (facilities such as pools, tennis courts, walkways, or other areas co-owned in undivided interest with others), Owners' Association that has any authority over the subject property, CC&Rs, or other deed restrictions or obligations, and possible lack of compliance with any Owners' Association requirements.

N. **SPECIAL TAX:** Any local agencies that levy a special tax on the Property pursuant to the Mello-Roos Community Facilities Act or Improvement Bond Act of 1915.

O. **RENTAL PROPERTY RESTRICTIONS:** Some cities and counties impose restrictions that limit the amount of rent that can be charged, the maximum number of occupants and the right of a landlord to terminate a tenancy.

P. **MANUFACTURED HOME PLACEMENT:** Conditions that may affect the ability to place and use a manufactured home on the Property.

14. SELLER DISCLOSURES; ADDENDA; ADVISORIES; OTHER TERMS:

A. **Seller Disclosures (if checked):** Seller shall, within the time specified in paragraph 19A, complete and provide Buyer with a:

☐ Seller Vacant Land Questionaire (C.A.R. Form VLQ)

B. **Addenda (if checked):** ☐ Addendum # (C.A.R. Form ADM)

☐ Wood Destroying Pest Inspection and Allocation of Cost Addendum (C.A.R. Form WPA)

☐ Purchase Agreement Addendum (C.A.R Form PAA) ☐ Septic, Well and Property Monument Addendum (C.A.R. Form SWPI)

☐ Short Sale Addendum (C.A.R. Form SSA) ☐ Other

C. **Advisories (if checked):** ☐ Buyer's Inspection Advisory (C.A.R. Form BIA)

☐ Probate Advisory (C.A.R. Form PAK) ☐ Statewide Buyer and Seller Advisory (C.A.R. Form SBSA)

☐ Trust Advisory (C.A.R. Form TA) ☐ REO Advisory (C.A.R. Form REO)

D. **Other Terms:** *This offer is subject to board of director approval on or before February 23, 2011. The board meets on February 22, 2011.*

15. TITLE AND VESTING:

A. Within the time specified in paragraph 19, Buyer shall be provided a current preliminary title report, which shall include a search of the General Index, Seller shall within 7 Days After Acceptance, give Escrow Holder a completed Statement of Information. The preliminary report is only an offer by the title insurer to issue a policy of title insurance and may not contain every item affecting title. Buyer's review of the preliminary report and any other matters which may affect title are a contingency of this Agreement as specified in paragraph 19B.

B. Title is taken in its present condition subject to all encumbrances, easements, covenants, conditions, restrictions, rights and other matters, whether of record or not, as of the date of Acceptance except: **(i)** monetary liens of record unless Buyer is assuming those obligations or taking the Property subject to those obligations; and **(ii)** those matters which Seller has agreed to remove in writing.

C. Within the time specified in paragraph 19, Seller has a duty to disclose to Buyer all matters known to Seller affecting title, whether of record or not.

D. At Close Of Escrow, Buyer shall receive a grant deed conveying title (or, for stock cooperative or long-term lease, an assignment of stock certificate or of Seller's leasehold interest), including oil, mineral and water rights if currently owned by Seller. Title shall vest as designated in Buyer's supplemental escrow instructions. THE MANNER OF TAKING TITLE MAY HAVE SIGNIFICANT LEGAL AND TAX CONSEQUENCES. CONSULT AN APPROPRIATE PROFESSIONAL.

E. Buyer shall receive a standard coverage owner's CLTA policy of title insurance. An ALTA policy or the addition of endorsements may provide greater coverage for Buyer. A title company, at Buyer's request, can provide information about the availability, desirability, coverage, survey requirements, and cost of various title insurance coverages and endorsements. If Buyer desires title coverage other than that required by this paragraph, Buyer shall instruct Escrow Holder in writing and pay any increase in cost.

16. SALE OF BUYER'S PROPERTY:

A. This Agreement is NOT contingent upon the sale of any property owned by Buyer.

OR B. ☐ (If checked) The attached addendum (C.A.R. Form COP) regarding the contingency for the sale of property owned by Buyer is incorporated into this Agreement.

17. ☐ **MANUFACTURED HOME PURCHASE** (If checked): The purchase of the Property is contingent upon Buyer acquiring a personal property manufactured home to be placed on the Property after Close Of Escrow. Buyer ☐ has ☐ has not entered into a contract for the purchase of a personal property manufactured home. Within the time specified in paragraph 19, Buyer shall remove this contingency or cancel this Agreement, (**OR,** if checked, ☐ this contingency shall remain in effect until the Close Of Escrow of the Property).

18. ☐ **CONSTRUCTION LOAN FINANCING** (If checked): The purchase of the Property is contingent upon Buyer obtaining a construction loan. A draw from the construction loan ☐ will ☐ will not be used to finance the Property. Within the time specified in paragraph 19, Buyer shall remove this contingency or cancel this Agreement (or, if checked, ☐ this contingency shall remain in effect until Close Of Escrow of the Property).

19. TIME PERIODS; REMOVAL OF CONTINGENCIES; CANCELLATION RIGHTS: The following time periods may only be extended, altered, modified or changed by mutual written agreement. Any removal of contingencies or cancellation under this paragraph by either Buyer or Seller must be exercised in good faith and in writing (C.A.R. Form CR or CC).

A. SELLER HAS: 7 (or ☐ ______________) Days After Acceptance to Deliver to Buyer all Reports, disclosures and information for which Seller is responsible under paragraphs 3M, 4, 6A and B, 7, 8A, 12A, 14A and B, and 15. Buyer may give Seller a Notice to Seller to Perform (C.A.R. Form NSP) if Seller has not Delivered the items within the time specified.

B. (1) BUYER HAS: 17 (or ☐ ______________) Days After Acceptance, unless otherwise agreed in writing, to complete all Buyer Investigations; approve all disclosures, reports and other applicable information, which Buyer receives from Seller; and approve all other matters affecting the Property (including lead-based paint and lead-based paint hazards as well as other information specified in paragraph 6 and insurability of Buyer and the Property).

(2) Within the time specified in 19B(1), Buyer may request that Seller make repairs or take any other action regarding the Property (C.A.R. Form RR). Seller has no obligation to agree to or respond to Buyer's requests.

(3) Within the time specified in 19B(1) (or as otherwise specified in this Agreement), Buyer shall, Deliver to Seller either **(i)** a removal of the applicable contingency (C.A.R. Form CR), or **(ii)** a cancellation (C.A.R. Form CC) of this Agreement based upon a remaining contingency or Seller's failure to Deliver the specified items. However, if any report, disclosure or information for which Seller is responsible is not Delivered within the time specified in 19A, then Buyer has **5 (or ☐ ______________) Days** After Delivery of any such items, or the time specified in 19B(1), whichever is later, to Deliver to Seller a removal of the applicable contingency or cancellation of this Agreement.

(4) Continuation of Contingency: Even after the end of the time specified in 19B(1) and before Seller cancels this Agreement, if at all, pursuant to 19C, Buyer retains the right to either (i) in writing remove remaining contingencies, or (ii) cancel this Agreement based upon a remaining contingency or Sellers failure to Deliver the specified items. Once Buyer's written removal of all contingencies is Delivered to Seller, Seller may not cancel this Agreement pursuant to 19C(1).

C. SELLER RIGHT TO CANCEL:

(1) Seller right to Cancel; Buyer Contingencies: If, within the time specified in this Agreement, Buyer does not, in writing, Deliver to Seller a removal of the applicable contingency or cancellation of this Agreement then Seller, after first Delivering to Buyer a Notice to Buyer to Perform (C.A.R. Form NBP) may cancel this Agreement. In such event, Seller shall authorize return of Buyer's deposit.

(2) Seller right to Cancel; Buyer Contract Obligations: Seller, after first Delivering to Buyer a NBP may cancel this Agreement for any of the following reasons: **(i)** if Buyer fails to deposit funds as required by 3A or 3B; **(ii)** if the funds deposited pursuant to 3A or 3B are not good when deposited; **(iii)** if Buyer fails to Deliver a letter as required by 3H; **(iv)** if Buyer fails to Deliver verification as required by 3G or 3J; or **(v)** if Seller reasonably disapproves of the verification provided by 3G or 3J or the credit report or supporting documentation pursuant to 3M. In such event, Seller shall authorize return of Buyer's deposit.

(3) Notice To Buyer To Perform: The NBP shall: **(i)** be in writing; **(ii)** be signed by Seller; and **(iii)** give Buyer at least **2 (or ☐ ________) Days** After Delivery (or until the time specified in the applicable paragraph, whichever occurs last) to take the applicable action. A NBP may not be Delivered any earlier than **2 Days** Prior to the expiration of the applicable time for Buyer to remove a contingency or cancel this Agreement or meet an obligation specified in 19C(2).

D. EFFECT OF BUYER'S REMOVAL OF CONTINGENCIES: If Buyer removes, in writing, any contingency or cancellation rights, unless otherwise specified in a separate written agreement between Buyer and Seller, Buyer shall with regard to that contingency or cancellation right conclusively be deemed to have: **(i)** completed all Buyer Investigations, and review of reports and other applicable information and disclosures; **(ii)** elected to proceed with the transaction; and **(iii)** assumed all liability, responsibility and expense for Repairs or corrections or for inability to obtain financing.

Buyer's Initials ([signature]) (________) Seller's Initials (________) (________)

Reviewed by ____________ Date ____________

EQUAL HOUSING OPPORTUNITY

Vacant Land - Old

E. **CLOSE OF ESCROW:** Before Seller or Buyer may cancel this Agreement for failure of the other party to close escrow pursuant to this Agreement, Seller or Buyer must first give the other a demand to close escrow (C.A.R. Form DCE).

F. **EFFECT OF CANCELLATION ON DEPOSITS:** If Buyer or Seller gives written notice of cancellation pursuant to rights duly exercised under the terms of this Agreement, Buyer and Seller agree to Sign mutual instructions to cancel the sale and escrow and release deposits, if any, to the party entitled to the funds, less fees and costs incurred by that party. Fees and costs may be payable to service providers and vendors for services and products provided during escrow. **Release of funds will require mutual Signed release instructions from Buyer and Seller, judicial decision or arbitration award.**

20. **FINAL VERIFICATION OF CONDITION:** Buyer shall have the right to make a final inspection of the Property within **5 (or __________) Days** Prior to Close Of Escrow, NOT AS A CONTINGENCY OF THE SALE, but solely to confirm: **(i)** the Property is maintained pursuant to paragraph 12; **(ii)** Repairs have been completed as agreed; and **(iii)** Seller has complied with Seller's other obligations under this Agreement (C.A.R. FORM VP).

21. **ENVIRONMENTAL HAZARD CONSULTATION:** Buyer and Seller acknowledge: **(i)** Federal, state, and local legislation impose liability upon existing and former owners and users of real property, in applicable situations, for certain legislatively defined, environmentally hazardous substances; **(ii)** Broker(s) has/have made no representation concerning the applicability of any such Law to this transaction or to Buyer or to Seller, except as otherwise indicated in this Agreement; **(iii)** Broker(s) has/have made no representation concerning the existence, testing, discovery, location and evaluation of/for, and risks posed by, environmentally hazardous substances, if any, located on or potentially affecting the Property; and **(iv)** Buyer and Seller are each advised to consult with technical and legal experts concerning the existence, testing, discovery, location and evaluation of/for, and risks posed by, environmentally hazardous substances, if any, located on or potentially affecting the Property.

22. **PRORATIONS OF PROPERTY TAXES AND OTHER ITEMS:** Unless otherwise agreed in writing, the following items shall be PAID CURRENT and prorated between Buyer and Seller as of Close Of Escrow: real property taxes and assessments, interest, rents, HOA regular, special, and emergency dues and assessments imposed prior to Close Of Escrow, premiums on insurance assumed by Buyer, payments on bonds and assessments assumed by Buyer, and payments on Mello-Roos and other Special Assessment District bonds and assessments that are a current lien. The following items shall be assumed by Buyer WITHOUT CREDIT toward the purchase price: prorated payments on Mello-Roos and other Special Assessment District bonds and assessments and HOA special assessments that are a current lien but not yet due. The Property will be reassessed upon change of ownership. Any supplemental tax bills shall be paid as follows: (i) for periods after Close Of Escrow, by Buyer; and (ii) for periods prior to Close Of Escrow, by Seller. See C.A.R.Form SPT or SBSA for further information. TAX BILLS ISSUED AFTER CLOSE OF ESCROW SHALL BE HANDLED DIRECTLY BETWEEN BUYER AND SELLER. Prorations shall be made based on a 30-day month.

23. **SELECTION OF SERVICE PROVIDERS:** Brokers do not guarantee the performance of any vendors, service or product providers ("Providers"), whether referred by Broker or selected by Buyer, Seller or other person. Buyer and Seller may select ANY Providers of their own choosing.

24. **MULTIPLE LISTING SERVICE/PROPERTY DATA SYSTEM:** If Broker is a participant of a Multiple Listing Service ("MLS") or Property Data System ("PDS"), Broker is authorized to report to the MLS or PDS a pending sale and, upon Close Of Escrow, the sales price and other terms of this transaction shall be produced to the MLS to be published and disseminated to persons and entities authorized to use the information on terms approved by the MLS or PDS.

25. **EQUAL HOUSING OPPORTUNITY:** The Property is sold in compliance with federal, state and local anti-discrimination Laws.

26. **ATTORNEY FEES:** In any action, proceeding, or arbitration between Buyer and Seller arising out of this Agreement, the prevailing Buyer or Seller shall be entitled to reasonable attorney fees and costs from the non-prevailing Buyer or Seller, except as provided in paragraph 31A.

27. **DEFINITIONS:** As used in this Agreement:

A. **"Acceptance"** means the time the offer or final counter offer is accepted in writing by a party and is delivered to and personally received by the other party or that party's authorized agent in accordance with the terms of this offer or a final counter offer.

B. **"C.A.R. Form"** means the specific form referenced or another comparable form agreed to by the parties.

C. **"Close Of Escrow"** means the date the grant deed, or other evidence of transfer of title, is recorded.

D. **"Copy"** means copy by any means including photocopy, NCR, facsimile and electronic.

E. **"Days"** means calendar days. However, after Acceptance, the last **Day** for performance of any act required by this Agreement (including Close Of Escrow) shall not include any Saturday, Sunday, or legal holiday and shall instead be the next Day.

F. **"Days After"** means the specified number of calendar days after the occurrence of the event specified, not counting the calendar date on which the specified event occurs, and ending at 11:59 PM on the final day.

G. **"Days Prior"** means the specified number of calendar days before the occurrence of the event specified, not counting the calendar date on which the specified event is scheduled to occur.

H. **"Deliver", "Delivered" or "Delivery"**, regardless of the method used (i.e. messenger, mail, email, fax, other), means and shall be effective upon (i) personal receipt by Buyer or Seller or the individual Real Estate Licensee for that principal as specified in paragraph D of the section titled Real Estate Brokers on page 8;

OR (ii) if checked, ☐ per the attached addendum (C.A.R. Form RDN).

I. **"Electronic Copy" or "Electronic Signature"** means, as applicable, an electronic copy or signature complying with California Law. Buyer and Seller agree that electronic means will not be used by either party to modify or alter the content or integrity of this Agreement without the knowledge and consent of the other party.

J. **"Law"** means any law, code, statute, ordinance, regulation, rule or order, which is adopted by a controlling city, county, state or federal legislative, judicial or executive body or agency.

K. **"Repairs"** means any repairs (including pest control), alterations, replacements, modifications or retrofitting of the Property provided for under this Agreement.

L. **"Signed"** means either a handwritten or electronic signature on an original document, Copy or any counterpart.

28. **BROKERS:**

A. **BROKER COMPENSATION** Seller or Buyer, or both, as applicable, agrees to pay compensation to Broker as specified in a separate written agreement between Broker and that Seller or Buyer. Compensation is payable upon Close Of Escrow, or if escrow does not close, as otherwise specified in the agreement between Broker and that Seller or Buyer.

Buyer's Initials ([initials]) (________) Seller's Initials (________) (________)

Reviewed by __________ Date __________

EQUAL HOUSING OPPORTUNITY

B. SCOPE OF BROKER DUTY: Buyer and Seller acknowledge and agree that: Brokers: **(i)** do not decide what price Buyer should pay or Seller should accept; **(ii)** do not guarantee the condition of the Property; **(iii)** do not guarantee the performance, adequacy or completeness of inspections, services, products or repairs provided or made by Seller or others; **(iv)** shall not be responsible for identifying defects that are not known to Broker(s); **(v)** shall not be responsible for inspecting public records or permits concerning the title or use of the Property; **(vi)** shall not be responsible for identifying location of boundary lines or other items affecting title; **(vii)** shall not be responsible for verifying square footage, representations of others or information contained in inspection reports, MLS or PDS, advertisements, flyers or other promotional material, unless otherwise agreed in writing; **(viii)** shall not be responsible for providing legal or tax advice regarding any aspect of a transaction entered into by Buyer or Seller in the course of this representation; and **(ix)** shall not be responsible for providing other advice or information that exceeds the knowledge, education and experience required to perform real estate licensed activity. Buyer and Seller agree to seek legal, tax, insurance, title and other desired assistance from appropriate professionals.

29. JOINT ESCROW INSTRUCTIONS TO ESCROW HOLDER:

A. The following paragraphs, or applicable portions thereof, of this Agreement constitute the joint escrow instructions of Buyer and Seller to Escrow Holder, which Escrow Holder is to use along with any related counter offers and addenda, and any additional mutual instructions to close the escrow: 1, 3, 4, 6B, 14B and D, 15, 16B, 17, 18, 19F, 22, 27, 28A, 29, 33, 35, and paragraph D of the section titled Real Estate Brokers on page 10. If a Copy of the separate compensation agreement(s) provided for in paragraph 28A, or paragraph D of the section titled Real Estate Brokers on page 10 is deposited with Escrow Holder by Broker, Escrow Holder shall accept such agreement(s) and pay out of Buyer's or Seller's funds, or both, as applicable, the respective Broker's compensation provided for in such agreement(s). The terms and conditions of this Agreement not specifically referenced above in the specified paragraphs are additional matters for the information of Escrow Holder, but about which Escrow Holder need not be concerned. Buyer and Seller will receive Escrow Holder's general provisions directly from Escrow Holder and will execute such provisions upon Escrow Holder's request. To the extent the general provisions are inconsistent or conflict with this Agreement, the general provisions will control as to the duties and obligations of Escrow Holder only. Buyer and Seller will execute additional instructions, documents and forms provided by Escrow Holder that are reasonably necessary to close the escrow.

B. A Copy of this Agreement shall be delivered to Escrow Holder within 3 business days after Acceptance (or ☐ ____). Escrow Holder shall provide Seller's Statement of Information to Title company when received from Seller. Buyer and Seller authorize Escrow Holder to accept and rely on Copies and Signatures as defined in this Agreement as originals, to open escrow and for other purposes of escrow. The validity of this Agreement as between Buyer and Seller is not affected by whether or when Escrow Holder Signs this Agreement.

C. Brokers are a party to the escrow for the sole purpose of compensation pursuant to paragraph 28A and paragraph D of the section titled Real Estate Brokers on page 10. Buyer and Seller irrevocably assign to Brokers compensation specified in paragraph 28A, respectively, and irrevocably instruct Escrow Holder to disburse those funds to Brokers at Close Of Escrow or pursuant to any other mutually executed cancellation agreement. Compensation instructions can be amended or revoked only with the written consent of Brokers. Buyer and Seller shall release and hold harmless Escrow Holder from any liability resulting from Escrow Holder's payment to Broker(s) of compensation pursuant to this Agreement. Escrow Holder shall immediately notify Brokers: **(i)** if Buyer's initial or any additional deposit is not made pursuant to this Agreement, or is not good at time of deposit with Escrow Holder; or **(ii)** if either Buyer or Seller instruct Escrow Holder to cancel escrow.

D. A Copy of any amendment that affects any paragraph of this Agreement for which Escrow Holder is responsible shall be delivered to Escrow Holder within 2 business days after mutual execution of the amendment.

30. LIQUIDATED DAMAGES: If Buyer fails to complete this purchase because of Buyer's default, Seller shall retain, as liquidated damages, the deposit actually paid. Buyer and Seller agree that this amount is a reasonable sum given that it is impractical or extremely difficult to establish the amount of damages that would actually be suffered by Seller in the event Buyer were to breach this Agreement. Release of funds will require mutual, Signed release instructions from both Buyer and Seller, judicial decision or arbitration award.

Buyer's Initials ____ / ________ **Seller's Initials** ________ / ________

31. DISPUTE RESOLUTION:

A. MEDIATION: Buyer and Seller agree to mediate any dispute or claim arising between them out of this Agreement, or any resulting transaction, before resorting to arbitration or court action. **Buyer and Seller also agree to mediate any disputes or claims with Broker(s), who, in writing, agree to such mediation prior to, or within a reasonable time after, the dispute or claim is presented to the Broker.** Mediation fees, if any, shall be divided equally among the parties involved. If, for any dispute or claim to which this paragraph applies, any party (i) commences an action without first attempting to resolve the matter through mediation, or (ii) before commencement of an action, refuses to mediate after a request has been made, then that party shall not be entitled to recover attorney fees, even if they would otherwise be available to that party in any such action. THIS MEDIATION PROVISION APPLIES WHETHER OR NOT THE ARBITRATION PROVISION IS INITIALED. **Exclusions from this mediation agreement are specified in paragraph 31C.**

B. ARBITRATION OF DISPUTES:

Buyer and Seller agree that any dispute or claim in Law or equity arising between them out of this Agreement or any resulting transaction, which is not settled through mediation, shall be decided by neutral, binding arbitration. Buyer and Seller also agree to arbitrate any disputes or claims with Broker(s), who, in writing, agree to such arbitration prior to, or within a reasonable time after, the dispute or claim is presented to the Broker. The arbitrator shall be a retired judge or justice, or an attorney with at least 5 years of residential real estate Law experience, unless the parties mutually agree to a different arbitrator. The parties shall have the right to discovery in accordance with Code of Civil Procedure §1283.05. In all other respects, the arbitration shall be conducted in accordance with Title 9 of Part 3 of the Code of Civil Procedure. Judgment upon the award of the arbitrator(s) may be entered into any court having jurisdiction. Enforcement of this agreement to arbitrate shall be governed by the Federal Arbitration Act. Exclusions from this arbitration agreement are specified in paragraph 31C.

"NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY."

"WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION TO NEUTRAL ARBITRATION."

Buyer's Initials [initials] / ________ Seller's Initials ________ / ________

C. **ADDITIONAL MEDIATION AND ARBITRATION TERMS:**

(1) **EXCLUSIONS: The following matters shall be excluded from mediation and arbitration: (i) a judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage or installment land sale contract as defined in Civil Code §2985; (ii) an unlawful detainer action; (iii) the filing or enforcement of a mechanic's lien; and (iv) any matter that is within the jurisdiction of a probate, small claims or bankruptcy court. The filing of a court action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not constitute a waiver or violation of the mediation and arbitration provisions.**

(2) **BROKERS: Brokers shall not be obligated or compelled to mediate or arbitrate unless they agree to do so in writing. Any Broker(s) participating in mediation or arbitration shall not be deemed a party to the Agreement.**

32. **TERMS AND CONDITIONS OF OFFER:**
This is an offer to purchase the Property on the above terms and conditions. The liquidated damages paragraph or the arbitration of disputes paragraph is incorporated in this Agreement if initialed by all parties or if incorporated by mutual agreement in a counter offer or addendum. If at least one but not all parties initial such paragraph(s), a counter offer is required until agreement is reached. Seller has the right to continue to offer the Property for sale and to accept any other offer at any time prior to notification of Acceptance. If this offer is accepted and Buyer subsequently defaults, Buyer may be responsible for payment of Brokers' compensation. This Agreement and any supplement, addendum or modification, including any Copy, may be Signed in two or more counterparts, all of which shall constitute one and the same writing.

33. **TIME OF ESSENCE; ENTIRE CONTRACT; CHANGES:** Time is of the essence. All understandings between the parties are incorporated in this Agreement. Its terms are intended by the parties as a final, complete and exclusive expression of their Agreement with respect to its subject matter, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement. If any provision of this Agreement is held to be ineffective or invalid, the remaining provisions will nevertheless be given full force and effect. Except as otherwise specified, this Agreement shall be interpreted and disputes shall be resolved in accordance wth the laws of the State of California. **Neither this Agreement nor any provision in it may be extended, amended, modified, altered or changed, except in writing Signed by Buyer and Seller.**

34. **EXPIRATION OF OFFER:** This offer shall be deemed revoked and the deposit shall be returned unless the offer is Signed by Seller and a Copy of the Signed offer is personally received by Buyer, or by ________________________________, who is authorized to receive it, by 5:00 PM on the third Day after this offer is signed by Buyer (or, if checked, ☐ by ________ ☐ AM ☐ PM, on ________________ (date)).

Buyer has read and acknowledges receipt of a Copy of the offer and agrees to the above confirmation of agency relationships.

Date *01/22/2011* Date ________________

BUYER Per: [signature] BUYER ________________

Coronus Energy Corp.
(Print name) **(Print name)**

1200 W. 73rd. Ave. Suite 1100, Vancouver, B.C. Can V6p 6G5
(Address)

☐ Additional Signature Addendum attached (C.A.R. Form ASA).

35. **ACCEPTANCE OF OFFER:** Seller warrants that Seller is the owner of the Property, or has the authority to execute this Agreement. Seller accepts the above offer, agrees to sell the Property on the above terms and conditions, and agrees to the above confirmation of agency relationships. Seller has read and acknowledges receipt of a Copy of this Agreement, and authorizes Broker to Deliver a Signed Copy to Buyer.
☐ (If checked) **SUBJECT TO ATTACHED COUNTER OFFER (C.A.R. Form CO) DATED:** ________________.

Date ________________ Date ________________

SELLER ________________ SELLER ________________

Joshua Tree Holdings
(Print name) **(Print name)**

P.O. Box 566, Riverside, CA 92502
(Address)

☐ Additional Signature Addendum attached (C.A.R. Form ASA).

(______ / ______) (Initials) Confirmation of Acceptance: A Copy of Signed Acceptance was personally received by Buyer or Buyer's authorized agent on (date) ________________ at ________ ☐ AM ☐ PM. **A binding Agreement is created when a Copy of Signed Acceptance is personally received by Buyer or Buyer's authorized agent whether or not confirmed in this document. Completion of this confirmation is not legally required in order to create a binding Agreement; it is solely intended to evidence the date that Confirmation of Acceptance has occurred.**

Buyer's Initials ([initials]) (________) Seller's Initials (________) (________)

Reviewed by ________ Date ________

EQUAL HOUSING OPPORTUNITY

REAL ESTATE BROKERS:

A. **Real Estate Brokers are not parties to the Agreement between Buyer and Seller.**

B. **Agency relationships are confirmed as stated in paragraph 2.**

C. If specified in paragraph 3A(2), Agent who submitted the offer for Buyer acknowledges receipt of deposit.

D. **COOPERATING BROKER COMPENSATION:** Listing Broker agrees to pay Cooperating Broker **(Selling Firm)** and Cooperating Broker agrees to accept, out of Listing Broker's proceeds in escrow: **(i)** the amount specified in the MLS, provided Cooperating Broker is a Participant of the MLS in which the Property is offered for sale or a reciprocal MLS; or **(ii)** ☐ (if checked) the amount specified in a separate written agreement (C.A.R. Form CBC) between Listing Broker and Cooperating Broker. Declaration of License and Tax (C.A.R. Form DLT) may be used to document that tax reporting will be required or that an exemption exists.

Real Estate Broker (Selling Firm) *Sharon Rose Realty - Sharon Rose* DRE Lic. # *01365402*
By *Sharon Rose* DRE Lic. # *01365402* Date *01/22/2011*
Address *5424 Old Woman Springs Road* City *Yucca Valley* State *CA* Zip *92284*
Telephone *(760)365-9255* Fax *(760)365-7405* E-mail *sharonroserealty@verizon.net*

Real Estate Broker (Listing Firm) *Sharon Rose Realty - Sharon Rose* DRE Lic. # *01365402*
By *Sharon Rose* DRE Lic. # *01365402* Date *01/22/2011*
Address *5424 Old Woman Springs Road* City *Yucca Valley* State *CA* Zip *92284*
Telephone *(760)365-9255* Fax *(760)365-7405* E-mail *sharonroserealty@verizon.net*

ESCROW HOLDER ACKNOWLEDGMENT:

Escrow Holder acknowledges receipt of a Copy of this Agreement, (if checked, ☐ a deposit in the amount of $ ________), counter offer(s) numbered ________ ☐ Seller's Statement of Information and ☐ Other ________ , and agrees to act as Escrow Holder subject to paragraph 29 of this Agreement, any supplemental escrow instructions and the terms of Escrow Holder's general provisions, if any.

Escrow Holder is advised that the date of Confirmation of Acceptance of the Agreement as between Buyer and Seller is ________

Escrow Holder ________ Escrow # ________
By ________ Date ________
Address ________
Phone/Fax/E-mail ________
Escrow Holder is licensed by the California Department of ☐ Corporations, ☐ Insurance, ☐ Real Estate. License # ________

PRESENTATION OF OFFER: (________) Listing Broker presented this offer to Seller on ________ (date).
Broker or Designee Initials

REJECTION OF OFFER: (____)(____) No counter offer is being made. This offer was rejected by Seller on ________ (date).
Seller's Initials

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ________ Date ________

EQUAL HOUSING OPPORTUNITY

CALIFORNIA ASSOCIATION OF REALTORS®

DISCLOSURE AND CONSENT FOR REPRESENTATION OF MORE THAN ONE BUYER OR SELLER

(C.A.R. Form DA, 11/06)

A real estate broker, whether a corporation, partnership or sole proprietorship, ("Broker") may represent more than one buyer or seller provided the Broker has made a disclosure and the principals have given their consent. This multiple representation can occur through an individual licensed as a broker or through different associate licensees acting for the Broker. The associates licensees may be working out of the same or different office locations.

Broker (individually or through its associate licensees) may be working with many prospective buyers at the same time. These prospective buyers may have an interest in, and make offers on, the same properties. Some of these properties may be listed with Broker and some may not. Broker will not limit or restrict any particular buyer from making an offer on any particular property whether or not Broker represents other buyers interested in the same property.

Broker (individually or through its associate licensees) may have listings on many properties at the same time. As a result, Broker will attempt to find buyers for each of those listed properties. Some listed properties may appeal to the same prospective buyers. Some properties may attract more prospective buyers than others. Some of these prospective buyers may be represented by Broker and some may not. Broker will market all listed properties to all prospective buyers whether or not Broker has another or other listed properties that may appeal to the same prospective buyers.

Buyer and Seller understand that Broker may represent more than one buyer or seller and even both buyer and seller on the same transaction

If Seller is represented by Broker, Seller acknowledges that Broker may represent prospective buyers of Seller's property and consents to Broker acting as a dual agent for both Seller and Buyer in that transaction.

If Buyer is represented by Broker, Buyer acknowledges that Broker may represent sellers of property that Buyer is interested in acquiring and consents to Broker acting as a dual agent for both Buyer and Seller with regard to that property.

In the event of dual agency, Seller and Buyer agree that: **(a)** Broker, without the prior written consent of the Buyer, will not disclose to Seller that the Buyer is willing to pay a price greater than the offered price; **(b)** Broker, without the prior written consent of the Seller, will not disclose to the Buyer that Seller is willing to sell property at a price less than the listing price; and **(c)** other than as set forth in (a) and (b) above, a Dual Agent is obligated to disclose known facts materially affecting the value or desirability of the property to both parties.

NON CONFIDENTIALITY OF OFFERS: Buyer is advised that Seller or Listing Agent may disclose the existence, terms, or conditions of Buyer's offer unless all parties and their agent have signed a written confidentiality agreement. Whether any such information is actually disclosed depends on many factors, such as current market conditions, the prevailing practice in the real estate community, the Listing Agent's marketing strategy and the instructions of the Seller.

Seller and/or Buyer acknowledges reading and understanding this Disclosure and Consent for Representation of More than One Buyer or Seller and agree to the dual agency possibility disclosed.

☐ Seller ☒ Buyer PER: [signature] Date 01/22/2011
Coronus Energy Corp.

☐ Seller ☐ Buyer ______________________ Date ________

Real Estate Broker (Firm) Sharon Rose Realty Date 01/22/2011

By ______________________
Sharon Rose

THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

This form is available for use by the entire real estate industry. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ____________ Date ________

Agent: Sharon Rose	Phone: 760.365.9255	Fax: 760.365.7405	Prepared using zipForm® software
Broker: Sharon Rose Realty 5424 Old Woman Springs Road Yucca Valley, CA 92284			

CALIFORNIA ASSOCIATION OF REALTORS®

DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP

(Selling Firm to Buyer)
(As required by the Civil Code)
(C.A.R. Form AD, Revised 11/09)

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.

SELLER'S AGENT

A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or a subagent of that agent has the following affirmative obligations:

To the Seller: A Fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Seller.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.
(b) A duty of honest and fair dealing and good faith.
(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties. An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

BUYER'S AGENT

A selling agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations:

To the Buyer: A fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Buyer.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.
(b) A duty of honest and fair dealing and good faith.
(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

AGENT REPRESENTING BOTH SELLER AND BUYER

A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer.

In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:

(a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer.
(b) Other duties to the Seller and the Buyer as stated above in their respective sections.

In representing both Seller and Buyer, the agent may not, without the express permission of the respective party, disclose to the other party that the Seller will accept a price less than the listing price or that the Buyer will pay a price greater than the price offered.

The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect his or her own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction.

This disclosure form includes the provisions of Sections 2079.13 to 2079.24, inclusive, of the Civil Code set forth on page 2. Read it carefully.

I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE AND THE PORTIONS OF THE CIVIL CODE PRINTED ON THE BACK (OR A SEPARATE PAGE).

☒ Buyer ☐ Seller ☐ Landlord ☐ Tenant Per: [signature] Coronus Energy Corp. Date 01/22/2011

☐ Buyer ☐ Seller ☐ Landlord ☐ Tenant ______________________ Date ________

Agent Sharon Rose Realty - Sharon Rose DRE Lic. # 01365402
Real Estate Broker (Firm)

By ______________________ DRE Lic. # 01365402 Date 01/22/2011
(Salesperson or Broker-Associate) Sharon Rose

AGENCY DISCLOSURE COMPLIANCE (Civil Code §2079.14):

- When the listing brokerage company also represents Buyer/Tenant: The Listing Agent shall have one AD form signed by Seller/Landlord and a different AD form signed by Buyer/Tenant.
- When Seller/Landlord and Buyer/Tenant are represented by different brokerage companies: (i) the Listing Agent shall have one AD form signed by Seller/Landlord and (ii) the Buyer's/Tenant's Agent shall have one AD form signed by Buyer/Tenant and either that same or a different AD form presented to Seller/Landlord for signature prior to presentation of the offer. If the same form is used, Seller may sign here:

Seller/Landlord ______________ Date ________ Seller/Landlord ______________ Date ________
Joshua Tree Holdings

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ________ Date ________

EQUAL HOUSING OPPORTUNITY

CIVIL CODE SECTIONS 2079.13 THROUGH 2079.24 (2079.16 APPEARS ON THE FRONT)

2079.13 As used in Sections 2079.14 to 2079.24, inclusive, the following terms have the following meanings: **(a)** "Agent" means a person acting under provisions of title 9 (commencing with Section 2295) in a real property transaction, and includes a person who is licensed as a real estate broker under Chapter 3 (commencing with Section 10130) of Part 1 of Division 4 of the Business and Professions Code, and under whose license a listing is executed or an offer to purchase is obtained. **(b)** "Associate licensee" means a person who is licensed as a real estate broker or salesperson under Chapter 3 (commencing with Section 10130) of Part 1 of Division 4 of the Business and Professions Code and who is either licensed under a broker or has entered into a written contract with a broker to act as the broker's agent in connection with acts requiring a real estate license and to function under the broker's supervision in the capacity of an associate licensee. The agent in the real property transaction bears responsibility for his or her associate licensees who perform as agents of the agent. When an associate licensee owes a duty to any principal, or to any buyer or seller who is not a principal, in a real property transaction, that duty is equivalent to the duty owed to that party by the broker for whom the associate licensee functions. **(c)** "Buyer" means a transferee in a real property transaction, and includes a person who executes an offer to purchase real property from a seller through an agent, or who seeks the services of an agent in more than a casual, transitory, or preliminary manner, with the object of entering into a real property transaction. "Buyer" includes vendee or lessee. **(d)** "Dual agent" means an agent acting, either directly or through an associate licensee, as agent for both the seller and the buyer in a real property transaction. **(e)** "Listing agreement" means a contract between an owner of real property and an agent, by which the agent has been authorized to sell the real property or to find or obtain a buyer. **(f)** "Listing agent" means a person who has obtained a listing of real property to act as an agent for compensation. **(g)** "Listing price" is the amount expressed in dollars specified in the listing for which the seller is willing to sell the real property through the listing agent. **(h)** "Offering price" is the amount expressed in dollars specified in an offer to purchase for which the buyer is willing to buy the real property. **(i)** "Offer to purchase" means a written contract executed by a buyer acting through a selling agent which becomes the contract for the sale of the real property upon acceptance by the seller. **(j)** "Real property" means any estate specified by subdivision (1) or (2) of Section 761 in property which constitutes or is improved with one to four dwelling units, any leasehold in this type of property exceeding one year's duration, and mobile homes, when offered for sale or sold through an agent pursuant to the authority contained in Section 10131.6 of the Business and Professions Code. **(k)** "Real property transaction" means a transaction for the sale of real property in which an agent is employed by one or more of the principals to act in that transaction, and includes a listing or an offer to purchase. **(l)** "Sell," "sale," or "sold" refers to a transaction for the transfer of real property from the seller to the buyer, and includes exchanges of real property between the seller and buyer, transactions for the creation of a real property sales contract within the meaning of Section 2985, and transactions for the creation of a leasehold exceeding one year's duration. **(m)** "Seller" means the transferor in a real property transaction, and includes an owner who lists real property with an agent, whether or not a transfer results, or who receives an offer to purchase real property of which he or she is the owner from an agent on behalf of another. "Seller" includes both a vendor and a lessor. **(n)** "Selling agent" means a listing agent who acts alone, or an agent who acts in cooperation with a listing agent, and who sells or finds and obtains a buyer for the real property, or an agent who locates property for a buyer or who finds a buyer for a property for which no listing exists and presents an offer to purchase to the seller. **(o)** "Subagent" means a person to whom an agent delegates agency powers as provided in Article 5 (commencing with Section 2349) of Chapter 1 of Title 9. However, "subagent" does not include an associate licensee who is acting under the supervision of an agent in a real property transaction.

2079.14 Listing agents and selling agents shall provide the seller and buyer in a real property transaction with a copy of the disclosure form specified in Section 2079.16, and, except as provided in subdivision (c), shall obtain a signed acknowledgement of receipt from that seller or buyer, except as provided in this section or Section 2079.15, as follows: **(a)** The listing agent, if any, shall provide the disclosure form to the seller prior to entering into the listing agreement. **(b)** The selling agent shall provide the disclosure form to the seller as soon as practicable prior to presenting the seller with an offer to purchase, unless the selling agent previously provided the seller with a copy of the disclosure form pursuant to subdivision (a). **(c)** Where the selling agent does not deal on a face-to-face basis with the seller, the disclosure form prepared by the selling agent may be furnished to the seller (and acknowledgement of receipt obtained for the selling agent from the seller) by the listing agent, or the selling agent may deliver the disclosure form by certified mail addressed to the seller at his or her last known address, in which case no signed acknowledgement of receipt is required. **(d)** The selling agent shall provide the disclosure form to the buyer as soon as practicable prior to execution of the buyer's offer to purchase, except that if the offer to purchase is not prepared by the selling agent, the selling agent shall present the disclosure form to the buyer not later than the next business day after the selling agent receives the offer to purchase from the buyer.

2079.15 In any circumstance in which the seller or buyer refuses to sign an acknowledgement of receipt pursuant to Section 2079.14, the agent, or an associate licensee acting for an agent, shall set forth, sign, and date a written declaration of the facts of the refusal.

2079.16 Reproduced on Page 1 of this AD form.

2079.17 **(a)** As soon as practicable, the selling agent shall disclose to the buyer and seller whether the selling agent is acting in the real property transaction exclusively as the buyer's agent, exclusively as the seller's agent, or as a dual agent representing both the buyer and the seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller, the buyer, and the selling agent prior to or coincident with execution of that contract by the buyer and the seller, respectively. **(b)** As soon as practicable, the listing agent shall disclose to the seller whether the listing agent is acting in the real property transaction exclusively as the seller's agent, or as a dual agent representing both the buyer and seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller and the listing agent prior to or coincident with the execution of that contract by the seller.

(c) The confirmation required by subdivisions (a) and (b) shall be in the following form.

(DO NOT COMPLETE, SAMPLE ONLY) is the agent of (check one): ☐ the seller exclusively; or ☐ both the buyer and seller.
(Name of Listing Agent)

(DO NOT COMPLETE, SAMPLE ONLY) is the agent of (check one): ☐ the buyer exclusively; or ☐ the seller exclusively; or ☐ both the buyer and seller.
(Name of Selling Agent if not the same as the Listing Agent)

(d) The disclosures and confirmation required by this section shall be in addition to the disclosure required by Section 2079.14.

2079.18 No selling agent in a real property transaction may act as an agent for the buyer only, when the selling agent is also acting as the listing agent in the transaction.

2079.19 The payment of compensation or the obligation to pay compensation to an agent by the seller or buyer is not necessarily determinative of a particular agency relationship between an agent and the seller or buyer. A listing agent and a selling agent may agree to share any compensation or commission paid, or any right to any compensation or commission for which an obligation arises as the result of a real estate transaction, and the terms of any such agreement shall not necessarily be determinative of a particular relationship.

2079.20 Nothing in this article prevents an agent from selecting, as a condition of the agent's employment, a specific form of agency relationship not specifically prohibited by this article if the requirements of Section 2079.14 and Section 2079.17 are complied with.

2079.21 A dual agent shall not disclose to the buyer that the seller is willing to sell the property at a price less than the listing price, without the express written consent of the seller. A dual agent shall not disclose to the seller that the buyer is willing to pay a price greater than the offering price, without the express written consent of the buyer. This section does not alter in any way the duty or responsibility of a dual agent to any principal with respect to confidential information other than price.

2079.22 Nothing in this article precludes a listing agent from also being a selling agent, and the combination of these functions in one agent does not, of itself, make that agent a dual agent.

2079.23 A contract between the principal and agent may be modified or altered to change the agency relationship at any time before the performance of the act which is the object of the agency with the written consent of the parties to the agency relationship.

2079.24 Nothing in this article shall be construed to either diminish the duty of disclosure owed buyers and sellers by agents and their associate licensees, subagents, and employees or to relieve agents and their associate licensees, subagents, and employees from liability for their conduct in connection with acts governed by this article or for any breach of a fiduciary duty or a duty of disclosure.

Buyer's/Tenant's Initials ([initials]) (________)
Seller's/Landlord Initials (________) (________)

Reviewed by ________ Date ________

EQUAL HOUSING OPPORTUNITY

Vacant Land - Old

CALIFORNIA ASSOCIATION OF REALTORS®

SELLER FINANCING ADDENDUM AND DISCLOSURE

(California Civil Code §§2956-2967)

(C.A.R. Form SFA, Revised 10/02)

This is an addendum to the [X] Residential Purchase Agreement, [ ] Counter Offer, or [X] Other VACANT LAND PURCHASE AGREEMENT ("Agreement"), dated January 22, 2011, On property known as Old Chisholm Trail, Twentynine Palms CA 92277 ("Property"), between Coronus Energy Corp., ("Buyer"), and Joshua Tree Holdings, ("Seller").

Seller agrees to extend credit to Buyer as follows:

1. **PRINCIPAL; INTEREST; PAYMENT; MATURITY TERMS:** [ ] Principal amount $ ______, interest at 6.500 % per annum, payable at approximately $ 173.33 per [X] month, [ ] year, or [ ] other ______, remaining principal balance due in ____ years.
2. **LOAN APPLICATION; CREDIT REPORT:** Within 5 (or [ ] ____) Days After Acceptance: **(a)** Buyer shall provide Seller a completed loan application on a form acceptable to Seller (such as a FNMA/FHLMC Uniform Residential Loan Application for residential one to four unit properties); and **(b)** Buyer authorizes Seller and/or Agent to obtain, at Buyer's expense, a copy of Buyer's credit report. Buyer shall provide any supporting documentation reasonably requested by Seller. Seller, after first giving Buyer a Notice to Buyer to Perform, may cancel this Agreement in writing and authorize return of Buyer's deposit if Buyer fails to provide such documents within that time, or if Seller disapproves any above item within 5 (or [ ] ____) Days After receipt of each item.
3. **CREDIT DOCUMENTS:** This extension of credit by Seller will be evidenced by: [ ] Note and deed of trust; [ ] All-inclusive note and deed of trust; [ ] Installment land sale contract; [ ] Lease/option (when parties intend transfer of equitable title); OR [ ] Other (specify) ______

THE FOLLOWING TERMS APPLY ONLY IF CHECKED. SELLER IS ADVISED TO READ ALL TERMS, EVEN THOSE NOT CHECKED, TO UNDERSTAND WHAT IS OR IS NOT INCLUDED, AND, IF NOT INCLUDED, THE CONSEQUENCES THEREOF.

4. [X] **LATE CHARGE:** If any payment is not made within 10 Days After it is due, a late charge of either $ ______, or 10.000 % of the installment due, may be charged to Buyer. **NOTE:** on single family residences that Buyer intends to occupy, California Civil Code §2954.4(a) limits the late charge to no more than 6% of the total monthly payment due and requires a grace period of no less than 10 days.
5. [ ] **BALLOON PAYMENT:** The extension of credit will provide for a balloon payment, in the amount of $ 32,000.00, plus any accrued interest, which is due on February 15,2013 (date).
6. [X] **PREPAYMENT:** If all or part of this extension of credit is paid early, Seller may charge a prepayment penalty as follows (if applicable): No Prepayment penalty will apply. Caution: California Civil Code §2954.9 contains limitations on prepayment penalties for residential one-to-four unit properties.
7. [ ] **DUE ON SALE:** If any interest in the Property is sold or otherwise transferred, Seller has the option to require immediate payment of the entire unpaid principal balance, plus any accrued interest.
8.* [ ] **REQUEST FOR COPY OF NOTICE OF DEFAULT:** A request for a copy of Notice of Default as defined in California Civil Code §2924e will be recorded. **If not,** Seller is advised to consider recording a Request for Notice of Default.
9.* [ ] **REQUEST FOR NOTICE OF DELINQUENCY:** A request for Notice of Delinquency, as defined in California Civil Code §2924e, to be signed and paid for by Buyer, will be made to senior leinholders. **If not,** Seller is advised to consider making a Request for Notice of Delinquency. Seller is advised to check with senior leinholders to verify whether they will honor this request.
10.* [ ] **TAX SERVICE:**
    A. If property taxes on the Property become delinquent, tax service will be arranged to report to Seller. **If not,** Seller is advised to consider retaining a tax service, or to otherwise determine that property taxes are paid.
    B. [ ] Buyer, [ ] Seller, shall be responsible for the initial and continued retention of, and payment for, such tax service.
11. [ ] **TITLE INSURANCE:** Title insurance coverage will be provided to **both** Seller and Buyer, insuring their respective interests in the Property. **If not,** Buyer and Seller are advised to consider securing such title insurance coverage.
12. [ ] **HAZARD INSURANCE:**
    A. The parties' escrow holder or insurance carrier will be directed to include a loss payee endorsement, adding Seller to the Property insurance policy. **If not,** Seller is advised to secure such an endorsement, or acquire a separate insurance policy.
    B. Property insurance **does not** include earthquake or flood insurance coverage, unless checked:
    [ ] Earthquake insurance will be obtained; [ ] Flood insurance will be obtained.
13. [ ] **PROCEEDS TO BUYER:** Buyer will receive cash proceeds at the close of the sale transaction. The amount received will be approximately $ ______, from ______ (indicate source of proceeds). Buyer represents that the purpose of such disbursement is as follows: ______.
14. [ ] **NEGATIVE AMORTIZATION; DEFERRED INTEREST:** Negative amortization results when Buyer's periodic payments are less than the amount of interest earned on the obligation. Deferred interest also results when the obligation does not require periodic payments for a period of time. In either case, interest is not payable as it accrues. This accrued interest will have to be paid by Buyer at a later time, and may result in Buyer owing more on the obligation than at its origination. The credit being extended to Buyer by Seller will provide for negative amortization or deferred interest as indicated below. (Check A, B, or C. CHECK ONE ONLY.)
    [ ] **A.** All negative amortization or deferred interest shall be added to the principal ______ (e.g., annually, monthly, etc.), and thereafter shall bear interest at the rate specified in the credit documents (compound interest);
    OR [ ] **B.** All deferred interest shall be due and payable, along with principal, at maturity;
    OR [ ] **C.** Other ______.

*(For Paragraphs 8-10) In order to receive timely and continued notification, Seller is advised to record appropriate notices and/or to notify appropriate parties of any change in Seller's address.

Buyer's Initials ([initials]) (____)
Seller's Initials (____) (____)

Reviewed by ____ Date ____

EQUAL HOUSING OPPORTUNITY

Agent: Sharon Rose Phone: 760.365.9255 Fax: 760.365.7405 Prepared using zipForm® software
Broker: Sharon Rose Realty 5424 Old Woman Springs Road Yucca Valley, CA 92284

15. ☐ **ALL-INCLUSIVE DEED OF TRUST; INSTALLMENT LAND SALE CONTRACT:** This transaction involves the use of an all-inclusive (or wraparound) deed of trust or an installment land sale contract. That deed of trust or contract shall provide as follows:
   A. In the event of an acceleration of any senior encumbrance, the party responsible for payment, or for legal defense is: ☐ Buyer ☐ Seller; OR ☐ **Is not** specified in the credit or security documents.
   B. In the event of the prepayment of a senior encumbrance, the responsibilities and rights of Buyer and Seller regarding refinancing, prepayment penalties, and any prepayment discounts are: ______;
   OR ☐ **Are not** specified in the documents evidencing credit.
   C. Buyer will make periodic payments to ______ (Seller, collection agent, or any neutral third party), who will be responsible for disbursing payments to the payee(s) on the senior encumbrance(s) and to Seller. **NOTE:** The Parties are advised to designate a neutral third party for these purposes.

16. ☒ **TAX IDENTIFICATION NUMBERS:** Buyer and Seller shall each provide to each other their Social Security Numbers or Taxpayer Identification Numbers.

17. ☐ **OTHER CREDIT TERMS:** ______

18. ☐ **RECORDING:** The documents evidencing credit (paragraph 3) will be recorded with the county recorder where the Property is located. **If not,** Buyer and Seller are advised that their respective interests in the Property may be jeopardized by intervening liens, judgments, encumbrances, or subsequent transfers.

19. ☐ **JUNIOR FINANCING:** There will be additional financing, secured by the Property, junior to this Seller financing. Explain: ______

20. **SENIOR LOANS AND ENCUMBRANCES:** The following information is provided on loans and/or encumbrances that will be **senior** to Seller financing. **NOTE:** The following are estimates, unless otherwise marked with an asterisk (*). If checked: ☐ A separate sheet with information on additional senior loans/encumbrances is attached.

	1st	2nd
A. Original Balance	$	$
B. Current Balance	$	$
C. Periodic Payment (e.g. $100/month):	$	$ /
Including Impounds of:	$	$ /
D. Interest Rate (per annum)	%	%
E. Fixed or Variable Rate:		
If Variable Rate: Lifetime Cap (Ceiling)		
Indicator (Underlying Index)		
Margins		
F. Maturity Date		
G. Amount of Balloon Payment	$	$
H. Date Balloon Payment Due		
I. Potential for Negative Amortization? (Yes, No, or Unknown)		
J. Due on Sale? (Yes, No, or Unknown)		
K. Pre-payment penalty? (Yes, No, or Unknown)		
L. Are payments current? (Yes, No, or Unknown)		

21. **BUYER'S CREDITWORTHINESS:** (CHECK EITHER A OR B. Do not check both.) In addition to the loan application, credit report and other information requested under paragraph 2:
   A. ☐ No other disclosure concerning Buyer's creditworthiness has been made to Seller;
   OR B. ☒ The following representations concerning Buyer's creditworthiness are made by Buyer(s) to Seller:

Borrower *Coronus Energy Corp.*	Co-Borrower ______
1. Occupation ______	1. Occupation ______
2. Employer ______	2. Employer ______
3. Length of Employment ______	3. Length of Employment ______
4. Monthly Gross Income ______	4. Monthly Gross Income ______
5. Other SOLAR DEVELOPMENT COMPANY	5. Other ______

22. **ADDED, DELETED OR SUBSTITUTED BUYERS:** The addition, deletion or substitution of any person or entity under this Agreement or to title prior to close of escrow shall require Seller's written consent. Seller may grant or withhold consent in Seller's sole discretion. Any additional or substituted person or entity shall, if requested by Seller, submit to Seller the same documentation as required for the original named Buyer. Seller and/or Brokers may obtain a credit report, at Buyer's expense, on any such person or entity.

Buyer's Initials ([initials]) (______)
Seller's Initials (______) (______)

Reviewed by ______ Date ______

EQUAL HOUSING OPPORTUNITY

Property Address: *Old Chisholm Trail, Twentynine Palms CA 92277* Date: JANUARY 22, 2011

23. CAUTION:

A. If the Seller financing requires a balloon payment, Seller shall give Buyer written notice, according to the terms of Civil Code §2966, at least 90 and not more than 150 days before the balloon payment is due if the transaction is for the purchase of a dwelling for not more than four families.

B. If any obligation secured by the Property calls for a balloon payment, Seller and Buyer are aware that refinancing of the balloon payment at maturity may be difficult or impossible, depending on conditions in the conventional mortgage marketplace at that time. There are no assurances that new financing or a loan extension will be available when the balloon prepayment, or any prepayment, is due.

C. If any of the existing or proposed loans or extensions of credit would require refinancing as a result of a lack of full amortization, such refinancing might be difficult or impossible in the conventional mortgage marketplace.

D. In the event of default by Buyer: (1) Seller may have to reinstate and/or make monthly payments on any and all senior encumbrances (including real property taxes) in order to protect Seller's secured interest; (2) Seller's rights are generally limited to foreclosure on the Property, pursuant to California Code of Civil Procedure §580b; and (3) the Property may lack sufficient equity to protect Seller's interests if the Property decreases in value.

If this three-page Addendum and Disclosure is used in a transaction for the purchase of a dwelling for not more than four families, it shall be prepared by an Arranger of Credit as defined in California Civil Code §2957(a). (The Arranger of Credit is usually the agent who obtained the offer.)

Arranger of Credit - (Print Firm Name) By Date

Address ________ City ________ State ________ Zip ________

Phone ________ Fax ________

BUYER AND SELLER ACKNOWLEDGE AND AGREE THAT BROKERS: (A) WILL NOT PROVIDE LEGAL OR TAX ADVICE; (B) WILL NOT PROVIDE OTHER ADVICE OR INFORMATION THAT EXCEEDS THE KNOWLEDGE, EDUCATION AND EXPERIENCE REQUIRED TO OBTAIN A REAL ESTATE LICENSE; OR (C) HAVE NOT AND WILL NOT VERIFY ANY INFORMATION PROVIDED BY EITHER BUYER OR SELLER. BUYER AND SELLER AGREE THAT THEY WILL SEEK LEGAL, TAX, AND OTHER DESIRED ASSISTANCE FROM APPROPRIATE PROFESSIONALS. BUYER AND SELLER ACKNOWLEDGE THAT THE INFORMATION EACH HAS PROVIDED TO THE ARRANGER OF CREDIT FOR INCLUSION IN THIS DISCLOSURE FORM IS ACCURATE. BUYER AND SELLER FURTHER ACKNOWLEDGE THAT EACH HAS RECEIVED A COMPLETED COPY OF THIS DISCLOSURE FORM.

Buyer PER: [signature] *Coronus Energy Corp.* Date *01/22/2011*
(signature)

Address *1200 W. 73rd. Ave. Suite 1100* City *Vancouver, B.C.* State *Can* Zip *V6p 6G5*
Phone *(604)267-7078* Fax *(604)267-7080* E-mail *j.thachuk@coronusenergy.com*

Buyer ________ Date ________
(signature)

Address ________ City ________ State ________ Zip ________
Phone ________ Fax ________ E-mail ________

Seller ________ *Joshua Tree Holdings* Date ________
(signature)

Address *P.O. Box 566* City *Riverside* State *CA* Zip *92502*
Phone *(951) 751-8261* Fax ________ E-mail ________

Seller ________ Date ________
(signature)

Address ________ City ________ State ________ Zip ________
Phone ________ Fax ________ E-mail ________

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ______ Date ______

EQUAL HOUSING OPPORTUNITY

Property Address: Old Chisholm Trail, Twentynine Palms CA 92277 Date: January 22, 2011

23. CAUTION:

A. If the Seller financing requires a balloon payment, Seller shall give Buyer written notice, according to the terms of Civil Code §2966, at least 90 and not more than 150 days before the balloon payment is due if the transaction is for the purchase of a dwelling for not more than four families.

B. If any obligation secured by the Property calls for a balloon payment, Seller and Buyer are aware that refinancing of the balloon payment at maturity may be difficult or impossible, depending on conditions in the conventional mortgage marketplace at that time. There are no assurances that new financing or a loan extension will be available when the balloon prepayment, or any prepayment, is due.

C. If any of the existing or proposed loans or extensions of credit would require refinancing as a result of a lack of full amortization, such refinancing might be difficult or impossible in the conventional mortgage marketplace.

D. In the event of default by Buyer: (1) Seller may have to reinstate and/or make monthly payments on any and all senior encumbrances (including real property taxes) in order to protect Seller's secured interest; (2) Seller's rights are generally limited to foreclosure on the Property, pursuant to California Code of Civil Procedure §580b; and (3) the Property may lack sufficient equity to protect Seller's interests if the Property decreases in value.

If this three-page Addendum and Disclosure is used in a transaction for the purchase of a dwelling for not more than four families, it shall be prepared by an Arranger of Credit as defined in California Civil Code §2957(a). (The Arranger of Credit is usually the agent who obtained the offer.)

Arranger of Credit - (Print Firm Name) ____ By ____ Date ____

Address ____ City ____ State ____ Zip ____

Phone ____ Fax ____

BUYER AND SELLER ACKNOWLEDGE AND AGREE THAT BROKERS: (A) WILL NOT PROVIDE LEGAL OR TAX ADVICE; (B) WILL NOT PROVIDE OTHER ADVICE OR INFORMATION THAT EXCEEDS THE KNOWLEDGE, EDUCATION AND EXPERIENCE REQUIRED TO OBTAIN A REAL ESTATE LICENSE; OR (C) HAVE NOT AND WILL NOT VERIFY ANY INFORMATION PROVIDED BY EITHER BUYER OR SELLER. BUYER AND SELLER AGREE THAT THEY WILL SEEK LEGAL, TAX, AND OTHER DESIRED ASSISTANCE FROM APPROPRIATE PROFESSIONALS. BUYER AND SELLER ACKNOWLEDGE THAT THE INFORMATION EACH HAS PROVIDED TO THE ARRANGER OF CREDIT FOR INCLUSION IN THIS DISCLOSURE FORM IS ACCURATE. BUYER AND SELLER FURTHER ACKNOWLEDGE THAT EACH HAS RECEIVED A COMPLETED COPY OF THIS DISCLOSURE FORM.

Buyer Pres. [signature] Coronus Energy Corp. Date 01/22/2011
(signature)

Address 1200 W. 73rd. Ave. Suite 1100 City Vancouver, B.C. State Can Zip V6p 6G5

Phone (604)267-7078 Fax (604)267-7080 E-mail j.thachuk@coronusenergy.com

Buyer ____ Date ____
(signature)

Address ____ City ____ State ____ Zip ____

Phone ____ Fax ____ E-mail ____

Seller X [signature] Joshua Tree Holdings Date ____
(signature)

Address P.O. Box 566 City Riverside State CA Zip 92502

Phone (951)751-6261 Fax ____ E-mail ____

Seller ____ Date ____
(signature)

Address ____ City ____ State ____ Zip ____

Phone ____ Fax ____ E-mail ____

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ____ Date ____